Exhibit 99.1

CONSENT OF INDEPENDENT VALUATION ADVISOR

We hereby consent to the references to our name and the description of our role in the valuation process described in the heading “November 30, 2024 NAV Per Share” in the Current Report on Form 8-K of Ares Industrial Real Estate Income Trust Inc. (the “Company”), filed by the Company with the Securities and Exchange Commission on the date hereof, being included or incorporated by reference in (i) the Company’s Registration Statement on Form S-8 (File No. 333-228818) and (ii) the Company’s Registration Statement on Form S-11 on Form S-3 (File No. 333-255376). In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

/s/ Altus Group U.S. Inc.
December 16, 2024	Altus Group U.S. Inc.